Ivy Small Cap Value Fund

Summary Prospectus   |   July 31, 2014

Share Class (Ticker):    Class A Shares (IYSAX), Class B Shares (IYSBX), Class C Shares (IYSCX), Class I Shares (IVVIX), Class R Shares (IYSMX), Class R6 Shares (ISPVX), Class Y Shares (IYSYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2014 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 217 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 130 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class I	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None	None	None	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.25%
Other Expenses	0.47%	0.73%	0.40%	0.25%	0.35%	0.11%	0.23%
Acquired Fund Fees and Expenses[3]	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses[4]	1.68%	2.69%	2.36%	1.21%	1.81%	1.07%	1.44%
Fee Waiver and/or Expense Reimbursement[5]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.68%	2.69%	2.36%	1.21%	1.81%	1.07%	1.44%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

[3]

Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the business development companies (BDCs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each BDC for the BDC’s most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the Total Annual Fund Operating Expenses in the above table.

[4]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[5]

Through July 31, 2015, to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$736	$1,074	$1,435	$2,448
Class B Shares	672	1,135	1,525	2,778
Class C Shares	239	736	1,260	2,696
Class I Shares	123	384	665	1,466
Class R Shares	184	569	980	2,127
Class R6 Shares	109	340	590	1,306
Class Y Shares	147	456	787	1,724

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$736	$1,074	$1,435	$2,448
Class B Shares	272	835	1,425	2,778
Class C Shares	239	736	1,260	2,696
Class I Shares	123	384	665	1,466
Class R Shares	184	569	980	2,127
Class R6 Shares	109	340	590	1,306
Class Y Shares	147	456	787	1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Ivy Small Cap Value Fund seeks to achieve its objective by investing primarily in various types of equity securities of small capitalization companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes are undervalued. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested, at the time of purchase, in common stocks of small capitalization companies. For purposes of this Fund, small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Value Index at the time of acquisition. As of June 30, 2014, this range of market capitalizations was between approximately $156.5 million and $4.4 billion. The Fund seeks to invest in stocks that IICO believes are undervalued stocks or those stocks trading at a significant discount relative to the intrinsic value of the company as estimated by IICO and/or are out of favor in the financial markets but have an intermediate to long-term favorable outlook for capital appreciation. These equity securities will consist primarily of common stocks, some of which may be offered in initial public offerings (IPOs).

To identify securities for the Fund, IICO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market and economic environment) and quantitative analysis. The estimated intrinsic value of companies is primarily determined by IICO based on cash flow generation, normalized earnings power and/or underlying asset values, but other valuation factors are also considered, such as price to earnings and price to book value. IICO also considers a company’s asset growth, changes in share count, and changes in working capital. The Fund emphasizes companies which may have an identifiable catalyst that IICO believes will help it achieve its estimated intrinsic value. In addition, IICO attempts to diversify the Fund’s holdings among sectors in an effort to manage risk and to limit excess volatility. The Fund typically holds a limited number of stocks (generally 45 to 65).

IICO typically will sell a stock when, in IICO’s opinion, it reaches an acceptable price relative to its estimated intrinsic value, its fundamental factors have changed or IICO has changed its estimated intrinsic value due to business performance that is below IICO’s expectations. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Holdings Risk. The Fund typically holds a limited number of stocks (generally 45 to 65). As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities.

■

Initial Public Offering Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Fund grows.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Markets can be volatile, and the Fund’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

State Street Research & Management Company served as the investment subadviser for the Fund until January 31, 2005, when Blackrock Financial Management, Inc. became the Fund’s investment subadviser. From August 2006 to March 24, 2008, Blackrock Capital Management, Inc., an affiliate of Blackrock Financial Management, Inc., served as the Fund’s investment subadviser. On March 24, 2008, IICO, the Fund’s investment manager, assumed direct investment management responsibilities of the Fund’s portfolio.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 16.75% (the fourth quarter of 2010) and the lowest quarterly return was -22.37% (the third quarter of 2011). The Class A return for the year through June 30, 2014 was 6.02%.

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	25.15%	15.71%	7.43%
Return After Taxes on Distributions	21.05%	14.46%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares	18.21%	13.04%	6.18%
Class B
Return Before Taxes	27.44%	15.66%	6.86%
Class C
Return Before Taxes	31.82%	16.22%	7.23%
Class I (began on 04-02-2007)
Return Before Taxes	33.42%	17.76%	7.20%
Class R (began on 12-19-2012)
Return Before Taxes	32.66	N/A	31.55%
Class R6 (began on 07-31-2014)
Return Before Taxes	N/A	N/A	N/A
Class Y
Return Before Taxes	33.08%	17.44%	8.41%

Indexes	1 Year	5 Years	10 Years
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	34.52%	17.64%	8.61%
Lipper Small-Cap Value Funds Universe Average (net of fees and expenses)	36.59%	20.46%	9.24%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Christopher J. Parker, Vice President of IICO, has managed the Fund since September 2011.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and

C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R and Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IYSAX